Visa’s Global Innovation Strategy May 11, 2011 Exhibit 99.2

Visa Public

Disclaimer
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities
Litigation Reform Act of 1995. These statements can be identified by the terms “will,” “expected,” “intends,”
“aims,” “accelerate,” expand,” and similar references to the future. Examples of such forward-looking statements include, but are not limited to, the timing, impact, content, reliability, acceptance, implementation and overall success of the new digital wallet and mobile payment, the offerings. By their nature, forward-looking statements:
(i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-
looking statements because of a variety of factors, including:
• the impact of new laws, regulations and marketplace barriers, particularly those affecting, eCommerce, mobile payments, consumer privacy, and data use and security;
•
macroeconomic factors, such as  global economic, political, health environmental conditions;
•
a decline in the growth of e-Commerce and mobile payments activity;
•
inability to keep pace with the innovations of competitors in the eCommerce and mobile payments areas;
•
industry and systemic developments, such as:
–
competitive pressure on pricing;
–
bank and merchant consolidation and their increased focus on costs;
–
adverse changes in our relationships and reputation;
–
disruption of our systems or the inability to process transactions efficiently;
–
account data breaches and increased fraudulent and other illegal activity involving our systems; and
–
issues arising at Visa Europe, including failure to maintain interoperability between our systems;
and the other factors discussed under the heading "Risk Factors" in our most recent Annual Report on Form
10-K on file with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement because of new information or future developments or otherwise.

Visa core strategy ensures investments and initiatives
remain disciplined and focused on:
Innovation at Visa
Increasing the number
of participants in
Visa’s network
Growing the number
of interactions
between participants
Enhancing the value
of each interaction for
all stakeholders
Visa Public

Consumers at the Center of Payments
Local
Local
Mobile
Mobile
Social
Social
Consumers engage (community), research (content), and
purchase (commerce) wherever, whenever and
however they choose
• Transact where they
connect and connect
where they transact
• Demand simple and
safe ways to pay
• Increasingly willing
to transact with
alternative payments
Visa Public

eCommerce and Mobile Solutions
Drive Visa Growth
Protect and grow core as
convergence occurs
Deliver merchant value that
makes Visa transactions
more valuable than others
Provide new value-add
services and revenue
streams
Visa Public

VisaNet at the core… Payments are complex, VisaNet delivers: Visa Public 6

CyberSource
the power of payment
Authorize.Net
Handset Manufacturers
Global Accessibility
Standardization
Interoperability
VISA
Complexity
Major Operating Systems
MNO's
monitise
playspan
DeviceFidelity

…but new technology
increases complexity
Expands Visa’s
growth in the digital
commerce category
and provides Visa
with digital wallet
functionality
Accelerates Visa
mobile payments
through financial
institutions
globally
Transforms a smartphone into
a Visa payments device
Expands Visa’s growth
in the eCommerce category

Visa Public

Commerce & Payment Platform

Mobile Access

Personal Payments

Visa Capability Evolution: 2010

Visa Public
Developers Developers
Merchant Merchant
Checkout
Flow
Gateway
Acquirer
Processor
Network
Issuer
Processor
Issuer
Consumer Consumer
KEY
Built Acquired Partnered
VisaNet
DPS / VPS

Commerce & Payment Platform
Mobile Access
Personal Payments

Square
(Acceptance)
Checkout
Flow
Gateway
Acquirer
Processor
Network
Issuer
Processor
Issuer
Developers Developers Merchant Merchant Consumer Consumer
Rightcliq
Payclick
RTM
CyberSource
/ Authorize.net
Visa Capability Evolution: 2011
Value Added Reseller Program
Monitise
(Distribution )
PlaySpan
Merchant Direct
Visa Mobile Application
(Offers and Location-
Based Services)
Visa Alerts and Notifications
Real-Time Offers and
Promotions
Authorize.Net Developer
Enhancements
KEY
Built Acquired Partnered
VisaNet DPS / VPS
Visa Developer Center
Cash Edge
Fiserv
Personal Payments
(Original Credit Transaction)
MoneyGram
Device Fidelity
(Contactless
Payments)
PlaySpan
Visa Public

Visa Public

Platform Vision
Ubiquitous merchant
acceptance and
click-to-buy payments
Cross-channel
consumer payments
solution
(digital wallet)
*  Placeholder name
An easier,
secure way
to pay
A better
way to
accept
Next
generation of payments solutions that replicate the ease,
reliability and security of Visa point-of-sale payments

Visa Public

An easier, secure way to pay
Provide world-class payment products that make it easier for consumers to purchase goods and services
Cross-channel consumer payments solution (digital wallet)
•
Shop anywhere using
any payment method
•
Simple, convenient and
secure checkout
•
Manage personal preferences
•
Receive transaction alerts
and notifications
•
Receive relevant, real-time
offers
*  Placeholder name

A better way to accept
Ubiquitous merchant acceptance and single click payments
•
Acquire new customers
with trusted acceptance
mark by Visa
•
Rapid, straightforward
program on-boarding
•
Reduce cost of acceptance
(PCI-DSS)
•
Reduction in fraud using
advanced authentication
techniques
•
Accept multiple payment
types catering to local
market preferences / needs
•
Increase cart conversion
across all channels,
optimizing for mobile
•
Improve business efficiency
through advanced analytics
and fraud detection
•
Help increase sales through
targeted offers and
discounts
*  Placeholder name
Visa Public

Enable merchants to
accept
payments,
optimize
checkout,
and
grow their businesses
with industry-leading payments solutions.

VISA

SHOP
Review Your Order
Payment Method
Summary of charges
FINANCIAL INSTITUTION
Total
Shipping
Select a different method
Pay
Preferences | Help
Summer Lookbook

Visa Public 13 eCommerce eCommerce Mobile Mobile Cross - Channel Click to Buy * Placeholder name

Visa Public

Transforming the POS in developed
markets and…
• Visa payWave transforms mobile
smart phones into payment devices
with Device Fidelity
•
Historic Milestone:
Visa payWave-enabled smart phones
now listed as Visa compliant product
• Several BlackBerry, iPhone and
Samsung models approved

Visa Public 15 … emerging markets as well With Visa’s simple wallet, I can: • Top up • Bill pay • Person-to-person payments * Placeholder name

VISA

ISSUER
TelcoWorld
12:25PM
Deposit:
Ksh5,000
cash to
Options
Cancel
ISSUER
PhoneCo
12:25PM
Deposit:
Ksh5,000
cash to
Options
Cancel

• Cash-in/ Cash-out • Top-up • P2P Closed Loop Virtual Mobile Prepaid Issuer MNO Distribution • Cash-in/ Cash-out • Top-up • P2P Payment System Evolution Visa Public 16

VISA

ISSUER
TelcoWorld
VISA PREPAID CARD
VISA
ISSUER
PhoneCo

Issuer MNO Distribution
Visa Open Loop Virtual Mobile Prepaid
• Cash-in/
Cash-out
• Top-up
• P2P
• Bill Pay
• mCommerce
• Payroll/
Disbursements
• International
Remittances
Payment System Evolution

Visa Public

Visa Public

Driving Visa’s Growth
Protect and grow core as
convergence occurs
Deliver merchant value that
makes Visa transactions
more valuable than others
Provide new value-add
services and revenue
streams

Q&A